1 ANNUAL MEETING OF STOCKHOLDERS JUNE 5, 2015 DREAM THE NEW BEGINNING

2 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION This presentation contains forward-looking statements, including statements about our strategies. Forward-looking statements are subject to risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Forward- looking statements include, without limitation, information concerning our future financial performance, business strategy, plans, goals and objectives. In addition, the information set forth under Financial Objectives is not intended to provide guidance or predict results; instead, it is intended to provide context for the potential opportunities if we are successful in achieving the potential results outlined, which is subject to significant assumptions, uncertainties and risks. There can be no assurance that any of these efforts will be successful. The following additional factors, among others, could cause our actual results, performance, and achievements to differ from those described in the forward-looking statements: our ability to offer merchandise and services that customers want to purchase; changes in customer preference for our branded merchandise; customers’ use of our digital platform, including our e-commerce websites, and response to direct mail catalogs and digital marketing; the success of our overall marketing strategies, including our maintenance of a robust customer list; our dependence on information technology and a failure of information technology systems, including with respect to our e-commerce operations, or an inability to upgrade or adapt our systems; the success of our ERP implementation; fluctuations and increases in the costs of raw materials; impairment of our relationships with our vendors; our failure to maintain the security of customer, employee or company information; our failure to compete effectively in the apparel industry; the performance of our “store within a store” business model; if Sears Holdings sells or disposes of its retail stores or if its retail business does not attract customers or does not adequately provide services to the Lands’ End Shops at Sears; legal, regulatory, economic and political risks associated with international trade and those markets in which we conduct business and source our merchandise; our failure to protect or preserve the image of our brands and our intellectual property rights; increases in postage, paper and printing costs; failure by third parties who provide us with services in connection with certain aspects of our business to perform their obligations; our failure to timely and effectively obtain shipments of products from our vendors and deliver merchandise to our customers; reliance on promotions and markdowns to encourage customer purchases; our failure to efficiently manage inventory levels; unseasonal or severe weather conditions; the seasonal nature of our business; the adverse effect on our reputation if our independent vendors do not use ethical business practices or comply with applicable laws and regulations; assessments for additional state taxes; our exposure to periodic litigation and other regulatory proceedings, including with respect to product liability claims; incurrence of charges due to impairment of goodwill, other intangible assets and long-lived assets; our failure to retain our ex- ecutive management team and to attract qualified new personnel; the impact on our business of adverse worldwide economic and market conditions, including economic factors that negatively impact customer spending on discretionary items; the inability of our past performance generally, as reflected on our historical financial statements, to be indicative of our future performance; the impact of increased costs due to a decrease in our purchasing power following our separation from Sears Holdings (“Separation”) and other losses of benefits associated with being a subsidiary of Sears Holdings; the failure of Sears Holdings or its subsidiaries to perform under various transaction agreements that have been executed in connection with the Separation or our failure to have necessary systems and services in place when certain of the transaction agreements expire; our agreements related to the Separation and our continuing relationship with Sears Holdings were negotiated while we were a subsidiary of Sears Holdings and we may have received better terms from an unaffiliated third party; potential indemnification liabilities to Sears Holdings pursuant to the separation and distribution agreement; our inability to engage in certain corporate transactions after the Separation; the ability of our principal shareholders to exert substantial influence over us; adverse effects of the Separation on our business; potential liabilities under fraudulent conveyance and transfer laws and legal capital requirements; declines in our stockprice due to the eligibility of a number of our shares of common stock for future sale; our inability to pay dividends; stockholders’ percentage ownership in Lands’ End may be diluted in the future; and increases in our expenses and administrative burden in relation to being a public company, in particular to maintain compliance with certain provisions of the Sarbanes-Oxley Act of 2002; and other risks, uncertainties and factors discussed in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended January 30, 2015. We intend the forward-looking statements to speak only as of the time made and do not undertake to update or revise them as more information becomes available, except as required by law. NON-GAAP FINANCIAL MEASURES Please refer to the appendix of this presentation for reconciliations of non-GAAP financial measures discussed and their corresponding GAAP measures.

3 AGENDA – COMPANY OVERVIEW – INVESTMENT HIGHLIGHTS – VISION – STRATEGIC OBJECTIVES – FINANCIAL OBJECTIVES – PRIORITIES & ACTIONS 3

4 LANDS’ END 50+ YEARS OF HISTORY & AUTHENTIC HERITAGE – Founded in 1963 to sell sailboat hardware and equipment by catalog – Published first catalog in 1964 – Launched first apparel catalog in 1977 – First apparel retailer to introduce toll-free 1-800 customer service number in 1978 – Became a public company in 1986 – One of the first retailers to launch eCommerce-enabled website landsend.com in 1995 – Acquired by Sears in 2002 and spun out in 2014 – Founder Gary Comer built the business around three core pillars that still stand today • QUALITY • VALUE • SERVICE C A T A L O G C O V E R S 1 9 7 6 - 1 9 8 1 THE RACING SAILOR’S EQU I P MENT GUI DE C O V E R S , 1 9 6 7 - 1 9 7 7 65 C A T A L O G C O V E R S 1 9 8 7 - 1 9 9 2 current logo logo patch new logo (refresh from 1975)

5 HEART OF A SAILOR 43 It all starts with passion. Our founder, Gary Comer, had a passion for the sea but he also had a love of family. And while our brand started as a company that sold sailing equipment, Lands’ End has evolved over the last 50 years into a brand that produces high-quality, timeless style for the whole family. Yet we’ll never forget our sailing roots. Our collections hold true to that inspiration and we will never depart from our founder’s passions. The heritage of our company was always deeply rooted in more than the literal definition of sailing. It embodies the spirit of one man’s zest for life and adventure…the potential within every day to be the best. HEART OF A SAILOR 43 It all starts with passion. Our founder, Gary Comer, had a passion for the sea but he also had a love of family. And while our brand started as a company that sold sailing equipment, Lands’ End has evolved over the last 50 years into a brand that produces high-quality, timeless style for the whole family. Yet we’ll never forget our sailing roots. Our collections hold true to that inspiration and we will never depart from our founder’s passions. The heritage of our company was always deeply rooted in more than the literal definition of sailing. It embodies the spirit of one man’s zest for life and adventure…the potential within every day to be the best. GARY COMER 5

6 WITH A PASSION FOR THE LAND 6

7 AND A HERITAGE OF GIVING BACK GARY COMER 7 7

8 QUALITY INTEGRITY STYLE PASSION CUSTOMER SERVICE VALUE PRODUCT ACTIVE LIFESTYLES ENVIRONMENT PEOPLE 8

9 Revenue $1.6B Revenue generated from direct 85% Revenue generated from retail 15% Ad?????d ?????A ?????? 11% Employees ~6,000 Countries ?????d 156 Points of sale ???? ???? ???? ???? ?????????? ??11? Revenu $1.6B Revenu generated from direct 85% Revenu generated from retail 15% Ad???? d ??? A ???? 1 % Employees ~6,0 Countries ???? d 156 Points of sale ? ??? ? ? ? ??????? ? ? 1 ? 2014 KEY FIGURES AT A GLANCE 9

10 2014 REVENUE BREAKDOWN BY REGION BY CHANNEL Direct 85% Retail 15% Other 0% United States 84% Europe 10% Asia 4% Other 2% * * orders filled from US FINANCIAL SNAPSHOT (in millions of USD) 2012 2013 2014 Revenue 1,586 1,563 1,555 Gross Margin 704 710 736 Gross Margin % 44.4% 45.5% 47.3% Adjusted EBITDA 108 150 164 Adjusted EBITDA Margin % 6.8% 9.6% 10.6% Cash from Operations 96 115 211 00ED-2Q15US-1204Fabcdefghij_1598

11 00ED-2Q15US-1206Fabcd_0081 INVESTMENT HIGHLIGHTS STRONG BRAND HERITAGE AND DNA – 50+ years of history – Rooted in quality, value and service ATTRACTIVE, LARGE AND LOYAL CUSTOMER BASE – High retention and percentage of active buyers amongst total buyers – Average household income of $105,000 and 42% of customers age 35-54 in 2014 INNOVATIVE YET TIMELESS PRODUCTS – Modern fabrics, colors and patterns applied to traditional styles – High quality value DIRECT DIGITAL BUSINESS MODEL – Track record as a leader of digital innovation – Majority of orders from the U.S. direct business occurred online in 2014 STRONG FINANCIAL POSITION – Strong free cash flow generation – Double digit adjusted EBITDA margin in 2014 00ED-2Q15US-1206Fabcd_0081 00ED-2Q15US-1206Fabcd_0081

12 THE BEST KEPT SECRET TRANSFORMING AN ICONIC COMPANY INTO A MEANINGFUL GLOBAL LIFESTYLE BRAND GROWTH PROFITABILITY ADAPTABILITY THE VISION1

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15 STRATEGIC OBJECTIVES – CREATE AND DISTRIBUTE SUCCESSFUL MERCHANDISE OFFERINGS – BUILD BRAND AWARENESS AND RELEVANCE TO DELIGHT AND EXPAND OUR CUSTOMER BASE – EXCEL AT OPERATIONS TO SUSTAIN GROWTH 15

16 FINANCIAL OBJECTIVES – SUSTAINABLE REVENUE AND EBITDA GROWTH – STRONG FREE CASH FLOW GENERATION – DEPLOY CAPITAL TO DRIVE PROFITABLE GROWTH – PROFITABLE GROWTH TO CREATE SIGNIFICANT LONG-TERM VALUE TO SHAREHOLDERS 16

17 MULTI-DIMENSIONAL STRATEGY 1/ PRODUCT & MERCHANDISING - Heighten product relevance - Reinvigorate core customers 2/ BRANDING & MARKETING - Foster brand awareness - Strengthen brand identity 3/ OPERATIONS & TECHNOLOGY - Invest in infrastructure - Upgrade technology 4/ DISTRIBUTION - Penetrate distribution channels - Unleash global market potential 5/ TALENT - Continue developing & acquiring talent - Excel through teamwork 17

18 1/ PRODUCT & MERCHANDISING OPPORTUNITY: – Streamline merchandising strategy – Build on best sellers and key selling products – Greater design appeal and innovation – Create synergies between design and other functions – Improve inventory turns and sell-through IMMEDIATE ACTIONS: – Rationalize assortment to make current offerings both timely and timeless to existing customers – Strategically capitalize on high-ticket and high-margin categories – Develop tailored fits for diverse body shapes

19 1/ PRODUCT & MERCHANDISING LONGER-TERM: – Establish strong, sustainable core businesses while offering unique merchandise propositions that resonate emotionally – Create a merchandise architecture to enhance our current offer for loyal consumers and appeal to a broader customer base – Add higher-fashion lines to create a halo effect to the entire business – Build a stronger accessory business – Explore sourcing and supply chain opportunities 19

20 2/ BRANDING & MARKETING OPPORTUNITY: – Increase traffic, demand and conversion – Better position against increased online competition – Enhance communication initiatives and tools – Update promotional approach IMMEDIATE ACTIONS: – Repurpose marketing resources to respond to current business landscape – Revamp digital experience to reach untapped audiences • Website refresh • Social media • Mobile apps • Digital catalogs – Heighten awareness during Q4 holiday shopping season – Improve creativity and promotional cadence to increase full price ratio

21 2/ BRANDING & MARKETING LONGER-TERM: – Amplify brand awareness by leveraging Brand DNA – Improve creativity to engage customers with current and new projects – Strategically use PR with influencers to establish credibility and relevance – Unveil products differently for multiple targets – Conceive successful promotions to bring profit and affinity 21

22 3/ OPERATIONS & TECHNOLOGY OPPORTUNITY: – Upgrade sourcing and supply chain – Optimize distribution – Enhance technology infrastructure – Improve order fulfillment across digital platforms IMMEDIATE ACTIONS: – Define area of opportunity in operations – Sign Oracle’s multi-year ERP implementation – Partner with leading tech players to transform operating platform – Initiate training programs – Instill a multi-dimensional approach to business 22

23 3/ OPERATIONS & TECHNOLOGY LONGER-TERM: – Leverage information technology as an innovation enabler – Enable Omni-channel customer experience – Establish strong operations in each department to sustain growth and expansion – Increase productivity while maintaining Quality, Value, Service Dorian: have we identified Oracle in public disclosure? 23

24 4/ DISTRIBUTION OPPORTUNITY: – Penetrate domestic geographies – Optimize distribution channels – Enhance current retail presence – Strengthen online competitiveness IMMEDIATE ACTIONS: – Foster diversity in customer segments and geographies through products and branding – Focus on best categories to expand distribution – Augment opportunities for Outfitters business – Pursue opportunities to optimize sales productivity at retail

25 4/ DISTRIBUTION LONGER-TERM: – Gain market share domestically before internationally – Expand in multiple channels to seize market opportunity – Adapt distribution strategy to achieve an optimal blend of channels – Grow topline and profitability across all channels 25

26 5/ TALENT OPPORTUNITY: – Blend industry know-how with current approach – Enhance creativity to win competitively – Create greater synergies between teams IMMEDIATE ACTIONS: – Infuse talent with new hiring – Ensure seamless integration of new and existing talent pools – Strengthen industry best practices 26

27 5/ TALENT LONGER-TERM: – Continued long-term investment in human capital management – Use the NY office as a window to global reach – Achieve a flexible organization to face any challenge 27

28 – Leverage the company’s DNA from its roots – Build on Gary Comer’s legacy, envision the future from its strong platform • Elevate product design and development • Strengthen brand awareness and identity • Strive for continued technological advances • Expand distribution channels and geographies • Infuse new talent into the organization – Transform an iconic company into a meaningful global lifestyle brand 2015: A NEW BEGINNING 28

29 TM ENVISIONING THE FUTURE MADE BY LANDS’ END GROWTH PROFITABILITY ADAPTABILITY 29

30 THANK YOU STOCKHOLDERS Q&A

31 APPENDIX

Non-GAAP Financial Measures

In addition to our Net income determined in accordance with GAAP, for purposes of evaluating operating performance, we use an Adjusted EBITDA measurement. Adjusted EBITDA is computed as Net income appearing on the Consolidated and Combined Statements of Comprehensive Operations net of Income tax expense, Interest expense, Depreciation and amortization, and certain significant items set forth below. Our management uses Adjusted EBITDA to evaluate the operating performance of our businesses, as well as executive compensation metrics, for comparable periods. Adjusted EBITDA should not be used by investors or other third parties as the sole basis for formulating investment decisions as it excludes a number of important cash and non-cash recurring items.

While Adjusted EBITDA is a non-GAAP measurement, management believes that it is an important indicator of operating performance, and useful to investors, because:

- *EBITDA excludes the effects of financings, investing activities and tax structure by eliminating the effects of interest, depreciation and income tax costs.*
- *Other significant items, while periodically affecting our results, may vary significantly from period to period and have a disproportionate effect in a given period, which affects c omparability of results. We have adjusted our results for these items to make our statements more comparable and therefore more useful to investors as the items are not representative of our ongoing operations.*
- *For Fiscal 2014, Fiscal 2013 and Fiscal 2012, we excluded the loss on disposal of property and equipment as management considers the gains or losses on disposal of assets to result from investing decisions rather than ongoing operations.*
- *For Fiscal 2014, we excluded the effects of the product recall as this was an unusual event that affects the comparability of our financial results.*
- *For Fiscal 2012, we also excluded restructuring expense, primarily severance, related to an initiative to reduce the corporate cost structure.*

	Fiscal 2014		Fiscal 2013		Fiscal 2012	
(in thousands)	$'s	% of Net Sales	$'s	% of Net Sales	$'s	% of Net Sales
Net income	$ 73,799	4.8%	$ 78,847	5.0%	$ 49,827	3.2%
Income tax expense	46,758	3.0%	49,544	3.2%	32,243	2.0%
Other income, net	1,408	0.1%	50	—%	67	—%
Interest expense	20,494	1.3%	—	—%	—	—%
Operating income	139,643	9.0%	128,341	8.2%	82,003	5.2%
Depreciation and amortization	19,703	1.3%	21,599	1.4%	23,121	1.5%
Product Recall	4,713	0.3%	—	—%	—	—%
Restructuring costs	—	—%	—	—%	2,479	0.2%
Loss on disposal of property and equipment	239	—%	70	—%	70	—%
Adjusted EBITDA	$ 164,298	10.6%	$ 150,010	9.6%	107,673	6.8%

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33 TM ENVISIONING THE FUTURE MADE BY LANDS’ END GROWTH PROFITABILITY ADAPTABILITY 32